Net Loss Per Common Share	9 Months Ended
Sep. 30, 2023
Earnings Per Share [Abstract]
Net Loss Per Common Share

Note 9 – Net Loss Per Common Share

Basic net loss per share is calculated by dividing the net loss by the weighted-average number of shares of common stock outstanding during the period, without consideration for common stock equivalents.

Diluted net loss per share is calculated by dividing the net loss by the weighted-average number of shares of common stock outstanding during the period, taking into consideration common stock equivalents.

In February 2022, the Company issued 4,102,200 Tradeable Warrants pursuant to the Company’s Public Offering. In March and April 2022, the Company issued 3,603,604 Investor Warrants and 9,725,690 April Warrants pursuant to two private placements. In May 2023, the Company issued 11,904,762 May Investor Warrants pursuant to two private placements. As of September 30, 2023, 3,138,507 Tradeable Warrants and 2,802,703 Investor Warrants were exercised, leaving 963,693 Tradeable Warrants, 800,901 Investor Warrants, 9,725,690 April Warrants, and 11,904,762 May Investor Warrants outstanding. These warrants are dilutive and were included in the diluted earnings per share.

In March and April 2022, the Company issued and sold Pre-Funded Warrants to purchase an aggregate of 3,692,276 shares of common stock at a nominal exercise price of $0.001 per share. During the nine months ended September 30, 2023, all of these warrants were exercised and therefore had no remaining dilutive effect.

In May 2023, the Company issued and sold May Pre-Funded Warrants to purchase an aggregate of 3,502,381 shares of common stock at a nominal exercise price of $0.001 per share. During the nine months ended September 30, 2023, 1,156,381 of these warrants were exercised leaving 2,346,000 outstanding. These warrants were not included in the calculation of weighted average outstanding shares as they would be ant-dilutive.